UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2009

ASAP EXPO, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-34294	22-3962936
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10501 Valley Blvd, Suite 1880 El Monte, California		91731
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (626) 279-1800

NOT APPLICABLE
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

On June 15, 2009, ASAP Expo, Inc. (the “Company”) received a written communication from Alvin S Mirman announcing his resignation from the Board of Directors of the Company. Mr. Mirman’s resignation is not due to any disagreement with the Company.

The written communication from Mr. Mirman dated June 15, 2009 is attached to this Amendment to Current Report on Form 8-K as Exhibit 17.2.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

17.2	Written communication from Alvin Mirman, dated June 15, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASAP Expo, INC.

Dated: June 19, 2009	By:	/s/ FRANK S YUAN
Frank S Yuan
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

17.2	Written communication from Alvin Mirman, dated June 15, 2009